EXHIBIT 99.1

Cosmofarm LTD

(A wholly-owned subsidiary of DEEPDAE Ltd)

Financial Statements

December 31, 2017 and 2016

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INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders

Cosmofarm LTD

Athens, Greece

We have audited the accompanying financial statements of Cosmofarm LTD, a wholly-owned subsidiary of DEEPDAE Ltd (the ‘‘Company’’) (a Greek corporation), which comprise the balance sheets as of December 31, 2017 and 2016, and the related statements of operations and comprehensive loss, stockholders’ deficit and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cosmofarm LTD as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

ArmaninoLLP San Francisco, California March 5, 2019

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COSMOFARM LTD
BALANCE SHEETS

	December 31, 2017	December 31, 2016

ASSETS

Current assets
Cash and cash equivalents	$317,635	$186,012
Short-term securities available-for-sale	6,372	4,357
Accounts receivable, net	2,929,014	1,929,510
Accounts receivable - related party	-	200,892
Inventory	785,891	384,687
Prepaid expenses and other current assets	189,475	129,542
Total current assets	4,228,387	2,835,000

Other assets	470,717	6,820
Long-term securities available-for-sale	114,948	100,360
Property, plant, and equipment, net	259,877	253,062
Deferred tax assets	216,150	159,012

Total assets	$5,290,079	$3,354,254

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
Accounts payable and accrued expenses	$2,961,324	$1,893,827
Customer advances	909,676	298,064
Lines of credit	1,085,836	797,082
Capital lease obligations, current portion	33,405	31,454
Other current liabilities	100,299	80,014
Total current liabilities	5,090,540	3,100,441

Capital lease obligations, net of current portion	50,880	74,131
Other liabilities	200,547	193,011
Total liabilities	5,341,967	3,367,583

Stockholders' deficit
Common stock, no par value; 11,667 shares authorized, issued and outstanding	381,056	381,056
Additional paid in capital	46,982	46,838
Accumulated other comprehensive loss	(69,627)	(89,940)
Accumulated deficit	(410,299)	(351,283)
Total stockholders' deficit	(51,888)	(13,329)

Total liabilities and stockholders' deficit	$5,290,079	$3,354,254

The accompanying notes are an integral part of these financial statements.

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COSMOFARM LTD STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	Years Ended December 31,
	2017	2016

Revenues, net	$14,029,175	$12,928,966
Cost of revenues	13,195,326	12,089,231
Gross profit	833,849	839,735

Selling, general and administrative expenses	709,658	710,952

Income from operations	124,191	128,783

Other expense, net
Other income	5,184	40,609
Other expense	(74,357)	(28,288)
Interest expense	(116,786)	(127,194)
Other expense, net	(185,959)	(114,873)

Income (loss) before provision (benefit) for income taxes	(61,768)	13,910

Provision (benefit) for income taxes	(2,896)	18,903

Net loss	(58,872)	(4,993)

Other comprehensive income (loss)
Unrealized gain (loss) on securities	1,512	(86,110)
Foreign currency translation adjustment	18,801	(3,830)
Other comprehensive income (loss)	20,313	(89,940)

Comprehensive loss	$(38,559)	$(94,933)

The accompanying notes are an integral part of these financial statements.

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COSMOFARM LTD
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

				Accumulated Other
	Common Stock		Additional	Comprehensive	Accumulated
	Shares	Amount	Paid-In Capital	Income (Loss)	Deficit	Total

Balance, December 31, 2015	11,667	$381,056	$46,838	$-	$(346,290)	$81,604

Unrealized loss on securities	-	-	-	(86,110)	-	(86,110)

Foreign currency translation adjustment	-	-	-	(3,830)	-	(3,830)

Net loss	-	-	-	-	(4,993)	(4,993)

Balance, December 31, 2016	11,667	381,056	46,838	(89,940)	(351,283)	(13,329)

Internal transfer	-	-	144	-	(144)	-

Unrealized gain on securities	-	-	-	1,512	-	1,512

Foreign currency translation adjustment	-	-	-	18,801	-	18,801

Net loss	-	-	-	-	(58,872)	(58,872)

Balance, December 31, 2017	11,667	$381,056	$46,982	$(69,627)	$(410,299)	$(51,888)

The accompanying notes are an integral part of these financial statements.

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COSMOFARM LTD
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2017	2016
Cash flows from operating activities
Net loss	$(58,872)	$(4,993)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	33,889	29,378
Deferred taxes	(57,138)	(1,069)
Loss on disposal of property, plant and equipment	-	6,740
Changes in operating assets and liabilities
Accounts receivable, net	(575,547)	178,929
Accounts receivable - related party	215,280	(14,390)
Inventory	(323,626)	(10,504)
Prepaid expenses and other current assets	(570,245)	37,357
Accounts payable	687,999	(142,335)
Customer advances	611,612	-
Other current liabilities	8,789	(5,178)
Net cash provided by (used in) operating activities	(27,859)	73,935

Cash flows from investing activities
Purchase of securities	-	(221,380)
Purchase of property, plant and equipment	(7,642)	(2,339)
Net cash used in investing activities	(7,642)	(223,719)

Cash flows from financing activities
Borrowings on lines of credit	2,138,127	2,638,896
Payments of lines of credit	(1,968,877)	(2,432,297)
Principal payments under capital lease obligations	(33,707)	(23,400)
Net cash provided by financing activities	135,543	183,199

Increase in cash	100,042	33,415

Effect of exchange rates on cash	31,581	(6,637)

Beginning cash balance	186,012	159,234

Ending cash balance	$317,635	$186,012

Other supplemental cash flow information
Cash paid for interest	$109,558	$122,195
Cash paid for taxes	$21,627	$9,116

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Cosmofarm LTD

Notes to Financial Statements

December 31, 2017 and 2016

_________________________

1.	Organization and Summary of Significant Accounting Policies

General and operations

Cosmofarm LTD (“the Company”) is a private company, incorporated in 1994 in Greece with registration number (G.E.MI.) No.1767501000.

The Company is wholly owned by DEEPDAE Ltd which is a Holding Company based in Cyprus.

Cosmofarm is a fully licensed pharmaceutical wholesale company, located in the vast area of Athens. The Company is approved and authorized by the National Organization for Medicines under Good Distribution Practices to distribute a variety of pharmaceutical products. Cosmofarm has an active clientele network of more than 520 pharmacies and clinics, and over 250 vendors of pharmaceutical and wholesale companies.

The Company conducts its business within the pharmaceutical industry and specifically is acting as a wholesaler of branded and generic pharmaceutical and over-the-counter (“OTC”) products.

The pharmaceutical industry is highly competitive and is subject to comprehensive government regulations. Many factors may significantly affect the Company’s sales of its products, including, but not limited to, efficacy, safety, price and cost-effectiveness, marketing effectiveness, product labeling, quality control and quality assurance as well as our research and development of new products.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Management bases its estimates on historical experience and on various other factors it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid investments with an original maturity of three months or less from the date of purchase to be cash equivalents.

Investments

The Company maintains investments in marketable securities and securities which are available-for-sale. The marketable securities are carried at fair value with unrealized gains and losses included in the statement of operations and the accumulated other comprehensive income (loss) in the statement of stockholders’ deficit.

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Cosmofarm LTD

Notes to Financial Statements

December 31, 2017 and 2016

_________________________

1.	Organization and Summary of Significant Accounting Policies (continued)

Accounts receivable

The Company grants trade credit to its customers. Receivables are valued at management’s estimate of the amount that will ultimately be collected. An allowance for doubtful accounts, if any, is based on specific identification of uncollectible accounts and the Company’s historical collection experience. At December 31, 2017 and 2016, the Company’s allowance for doubtful accounts was $493,691 and $361,735, respectively.

Inventory

Inventory is stated at the lower of cost (determined on a first-in, first-out method) or net realizable value. The Company periodically reviews its inventories for potential slow-moving or obsolete items and writes down specific items to net realizable value as appropriate.

Property, plant, and equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred. When assets are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the balance sheet and any resulting gain or loss is reflected in operations in the period realized. Assets not yet placed in use are not depreciated.

The useful lives of the property and equipment are as follows:

Buildings and technical works	40 years
Vehicles	6 to 20 years
Furniture, fittings and equipment	10 years
Machinery	20 years
Computers and software	5 years

Impairment of long-lived assets

Long-lived assets are reviewed for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written down to fair value. No impairment losses were recorded for the years ended December 31, 2017 and 2016.

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Cosmofarm LTD

Notes to Financial Statements

December 31, 2017 and 2016

_________________________

1.	Organization and Summary of Significant Accounting Policies (continued)

Revenue recognition

The Company recognizes product revenues when persuasive evidence of an arrangement exists, the price is fixed or determinable, post-shipment obligations are insignificant and collectability is reasonably assured. The Company records revenue when product is shipped and title to products and risk of loss passes to the customer, net of applicable provisions for discounts, returns and allowances. Shipping and handling costs are included in costs of revenues.

Advertising costs

The Company expenses the cost of advertising as incurred. There were no advertising expenses for the years ended December 31, 2017 and 2016.

Income taxes

The tax expense for the year comprises current and deferred tax. The current income tax charge is calculated on the basis of tax rates and laws that have been enacted or substantively enacted by the balance sheet date in Greece.

Deferred tax balances are recognized in respect of all temporary differences that have originated but not reversed by the balance sheet date, except that:

•	The recognition of deferred tax assets is limited to the extent that it is probable that they will be recovered against the reversal of deferred tax liabilities or other future taxable profits; and

•	Any deferred tax balances are reversed if and when all conditions for retaining associated tax allowances have been met.

Deferred tax balances are not recognized in respect of permanent differences except in respect of business combinations, when deferred tax is recognized on the differences between the fair values of assets acquired and the future tax deductions available for them and the differences between the fair values of liabilities acquired and the amount that will be assessed for tax. Deferred tax is determined using tax rates and laws that have been enacted or substantively enacted by the balance sheet date.

For the fiscal years 2015 and up to 2017, the Company, fulfilling relevant criteria to be subject to tax audit by the statutory auditors, has received Tax Compliance Report, according to article 65A par. 1 of law 4174/2013, having no significant deviations. According to the circular CL. 1006/2016, companies that have been subject to foresaid tax audit are not exempt from the regular tax audit held by the competent tax authorities.

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Cosmofarm LTD

Notes to Financial Statements

December 31, 2017 and 2016

_________________________

1.	Organization and Summary of Significant Accounting Policies (continued)

Income taxes (continued)

On December 31, 2017, the years up to December 31, 2011 have become time-barred in accordance with the provisions of paragraph 1 of article 36 of Law 4171/2013. The unaudited tax years are the fiscal years 2012 - 2014.

Concentrations of credit risk

Financial instruments which subject the Company to potential credit risk consist of its cash and cash equivalents and accounts receivable. The Company invests with high-credit quality financial institutions. The Company believes the financial risks associated with these financial instruments are minimal.

The Company sells its products and services to a diversified group of customers, including companies located throughout the world. Credit is extended based on an evaluation of each customer’s financial condition. Credit losses, if any, have been provided for in the financial statements and have generally been within management’s expectations.

For the year ended December 31, 2017, one customer represented 12.44% of total revenue and no customer accounted for more than 10% of accounts receivable. For the year ended December 31, 2016, one customer represented 10.31% of total revenue and no customer accounted more than 10% of accounts receivable.

Other comprehensive income (loss)

Other comprehensive income (loss) consists of unrealized gain (loss) on securities and foreign currency translation adjustments totaling income of $20,313 and a loss of $89,940 during the years ended December 31, 2017 and 2016, respectively.

Fair value measurements

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. Assets and liabilities recorded at fair value in the financial statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels which are directly related to the amount of subjectivity associated with the inputs to the valuation of these assets or liabilities are as follows:

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Cosmofarm LTD

Notes to Financial Statements

December 31, 2017 and 2016

_________________________

1.	Organization and Summary of Significant Accounting Policies (continued)

Fair value measurements (continued)

(a)	Investments (Level 1) - Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

(b)	Investments (Level 2) - Inputs (other than quoted market prices included in Level 1) that are either directly or indirectly observable, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the instrument’s anticipated life.

(c)	Investments (Level 3) - Unobservable inputs that are supported by little or no market activity and reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The carrying amounts of cash and cash equivalents, securities available-for-sale, accounts receivable, accounts payable, and accrued expenses approximate fair value because of the short maturity of these instruments. The carrying amounts of long-term liabilities approximate fair value as these instruments are charged interest based on the prevailing rates.

Foreign currency transactions

The reporting currency of the Company is the U.S. dollar while the functional currency is the Euro. Assets and liabilities of all operations are translated at year-end rates of exchange, and the statements of operations are translated at the average rates of exchange for the year. Gains or losses resulting from translating foreign currency financial statements are accumulated in other comprehensive income (loss) as a separate component of stockholders’ equity (deficit).

Gains or losses from foreign currency transactions (transactions denominated in a currency other than the entity’s local currency) are included in net earnings.

2.	Investments

Investments consisted of the following at December 31,:

	2017	2016
Securities, available- for-sale	$121,320	$104,717

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Cosmofarm LTD

Notes to Financial Statements

December 31, 2017 and 2016

_________________________

3.	Fair Value Disclosures

The following table sets forth by level, within the fair value hierarchy, the Company’s assets at fair value as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Securities, available-for-sale	$121,320	$-	$-	$121,320

The following table sets forth by level, within the fair value hierarchy, the Company’s assets at fair value as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Securities available-for-sale	$104,717	$-	$-	$104,717

4.	Inventory

Inventory consists of the following at December 31:

	2017	2016
Finished goods	$785,891	$384,687

5.	Property, Plant, and Equipment

Property, plant and equipment, net consists of the following at December 31:

	2017	2016
Land and buildings	$69,197	$60,861
Equipment under capital lease	201,964	177,633
Mechanical equipment	9,589	8,434
Vehicles	42,834	36,409
Furniture and other equipment	82,088	66,332
	405,672	349,668
Less: Accumulated depreciation	(145,795)	(96,606)
	$259,877	$253,062

Depreciation expense was $33,889 and $29,378 for the years ended December 31, 2017 and 2016, respectively.

Property and equipment includes $201,964 of machinery and equipment financed through leasing arrangements (capital leases) at December 31, 2017. Accumulated amortization of assets under capital leases was $12,532 and $8,591 as of December 31, 2017 and 2016, respectively.

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Cosmofarm LTD

Notes to Financial Statements

December 31, 2017 and 2016

_________________________

6.	Lines of Credit

The line of credit with National Bank of Greece is being annually renewed with an interest rate of 6.00%. The maximum borrowing allowed was $623,272 at December 31, 2017. The outstanding balance was $152,533 and $255,241 at December 31, 2017 and 2016, respectively.

The line of credit with Alpha Bank of Greece is being annually renewed with an interest rate of 6.00%. The maximum borrowing allowed was $719,160 at December 31, 2017. The outstanding balance was $384,391 and $314,927 at December 31, 2017 and 2016, respectively.

The line of credit with Eurobank of Greece is being annually renewed with an interest rate of 9.00%. The maximum borrowing allowed was $599,300 at December 31, 2017. The outstanding balance was $548,912 and $226,914 at December 31, 2017 and 2016, respectively.

Interest expense for the years ended December 31, 2017 and 2016 was $116,786 and $127,194, respectively.

Under the agreements, the Company is required to maintain certain financial ratios and covenants. During the years ended December 31, 2017 and 2016, the Company was in compliance with these ratios and covenants.

7.	Commitments and Contingencies

Capital leases

The Company leases mechanical equipment under capital leases. The following is a schedule of future minimum lease payments, together with the present value of minimum lease payments under capital leases, at December 31, 2017:

Year Ending December 31
2018	$37,553
2019	37,553
2020	16,647
91,753
Less amount representing interest	(4,468)
Present value of minimum lease payments	87,285
Less current portion	(33,405)
$50,880

Interest expense for the years ended December 31, 2017 and 2016 was $5,885 and $7,311, respectively.

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Cosmofarm LTD

Notes to Financial Statements

December 31, 2017 and 2016

_________________________

7.	Commitments and Contingencies (continued)

Contingencies

From time to time, the Company may have certain contingent liabilities that arise in the ordinary course of its business activities. The Company accrues a liability for such matters when it is probable that future expenditures will be made, and such expenditures can be reasonably estimated.

Legal proceedings

The Company may be involved in lawsuits, claims, investigations and proceedings that arise in the ordinary course of business. The Company is not currently a party to any legal proceedings the outcome of which, individually or in the aggregate, it believes could have a material adverse effect on its business, financial condition, results of operations or cash flows.

8.	Income Taxes

The benefit for tax provision is made of income tax for $31,045 and of net deferred taxes for ($33,941) totaling ($2,896) for the year ending December 31, 2017.

The tax provision is made of income tax for $19,972 and of net deferred taxes for ($1,069) totaling $18,903 for the year ending December 31, 2016.

The components of the net deferred tax assets as of December 31, are as follows:

	2017	2016
Net deferred income taxes
Provisions for pension benefit obligations	$7,082	$4,896
Impairment of securities available-for-sale	37,540	33,232
Unrealized losses on marketable securities	(110)	265
Provisions for slow moving inventories	8,242	8,722
Provisions for allowances for bad debts	84,443	52,372
Allowances for cash in hand	67,678	59,525
Discounting of other receivables	15,580	-
Depreciation of fixed assets	(3,488)	-
Net deferred income taxes	$216,150	$159,012

At December 31, 2017, the Company had no net operating loss carryforwards available to reduce future taxable income.

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Cosmofarm LTD

Notes to Financial Statements

December 31, 2017 and 2016

_________________________

8.	Income Taxes (continued)

The Company periodically reviews the uncertainties and judgments related to the application of complex income tax regulations to determine income tax liabilities in several jurisdictions. The Company uses a “more likely than not” criterion for recognizing the income tax benefit of uncertain tax positions and establishing measurement criteria for income tax benefits. The Company has evaluated the impact of these positions and due to the fact that the fiscal years 2012 - 2014 are unaudited by the Greek tax authorities, a potential tax liability has been identified, which may arise from a prospective tax audit from tax authorities, based on the tax settlement note of years 2007 - 2009. The amount of the liability was $176,127 as of December 31, 2017 and 2016 and has been recorded as a long term liability within the balance sheet.

9.	Related Party Transactions

During the years ended December 31, 2017 and 2016, Kozaris Panagiotis and Papadopoulos Dimitris are related parties, as they were the managing directors of the Company although Papadopoulos Dimitris resigned during 2017. Moreover, Kozari Maria is a related party because the managing director, Kozaris Panagiotis is her father. The pharmacy that belongs to the shareholder Arvanitidis Nikos, who is a related party, has purchased pharmaceutical goods from the Company. During the year ended December 31, 2017, the sales of pharmaceutical goods to related parties totaled $100,250.

10.	Subsequent Events

On June 23, 2018, the Company entered into a Stock Purchase Agreement with a strategic investor named Cosmos Holdings Inc. to sell 100% of its shares. In September 2018, the Company received 384,280 Euros from Cosmos Holdings Inc., as a pending investment. These funds will be contributed as share capital increase after the closing of the acquisition and is adequate to support the Company’s organic growth.

The Company has evaluated subsequent events through March 5, 2019, the date which the financial statements were available to be issued.

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